                           Supplement Dated October 1, 1997
               to Prospectuses and Statements of Additional Information
                                   Dated May 1, 1997
                                         for
                    Pinnacle(version II) and Pinnacle(version III)
                         Flexible Premium Variable Annuities*
                 issued by National Integrity Life Insurance Company
                                         and
                        Funded Through Its Separate Account II

                            THIS SUPPLEMENT MODIFIES THE
                PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
                           AND SHOULD BE READ AND RETAINED



THE COVER PAGE OF THE PROSPECTUS IS AMENDED TO INCLUDE THE FOLLOWING:


* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.


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THE LAST SECTION IN PART 1 ENTITLED "FINANCIAL INFORMATION" IS AMENDED TO
INCLUDE THE FOLLOWING:

FINANCIAL INFORMATION

The Inception Date for each of the new Variable Account Options is October 1, 1997. The unit value for each Variable Account Option at inception is $10.00. The number of units outstanding at December 31, 1997, since inception and the unit value at the beginning and end of each period for each Variable Account Options will be disclosed in the May 1, 1998 prospectus.


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THE SEVENTH PARAGRAPH UNDER "GUARANTEED RATE OPTIONS" IN PART 3 - YOUR
INVESTMENT OPTIONS IS AMENDED TO INCLUDE THE FOLLOWING:

THE TEN YEAR GRO IS NOT AVAILABLE IN OREGON.


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PART 8 - ADDITIONAL INFORMATION IS AMENDED TO INCLUDE THE FOLLOWING SECTION:

ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

To ensure conformity with current Model instructions, the value in the Variable Account Options will be automatically rebalanced at least annually by transfers among such Variable Account Options. You will receive a confirmation notice after each rebalancing.

GRO Accounts attributable to the Model will not rebalance. Instead, GRO Accounts shall continue for the same duration at the then-current Guaranteed Interest Rate. See "Fixed Accounts - Renewals of GRO Accounts" in Part 3.

No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part 4.

To enroll under the Asset Allocation and Rebalancing Program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. If, after selecting one of the five Models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect. This program is not available in concert with the Individual Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.



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NOTICE TO CONTRACT OWNERS WHO HAVE ASSETS INVESTED IN THE MORGAN STANLEY ASIAN
GROWTH, MORGAN STANLEY WORLDWIDE HIGH INCOME, RENAISSANCE BALANCED, NICHOLAS-APPLEGATE BALANCED, PINNACLE FIXED INCOME, AND ARM MONEY MARKET
PORTFOLIOS:

In regards to the proposed substitution which was addressed in the September 19, 1997, letter to affected contract owners, please note that if the substitution is approved by the Securities and Exchange Commission, contract owners will have the opportunity to reallocate contract values from the portfolios to be replaced and the proposed substitute portfolios to other portfolios available under the contract, without the imposition of any substitution charge or limitation. No such transfers from the date of initial notice on September 19, 1997, through a date thirty days following the substitution will count against the number of free transfers permitted in a year.


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